UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2013

Assisted Living Concepts, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-13498 (Commission File No.)	93-1148702 (IRS Employer Identification No.)

W140 N8981 Lilly Road, Menomonee Falls, Wisconsin 53051 (Address of Principal Executive Offices) (Zip Code)

(262) 257-8888
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Assisted Living Concepts, Inc. (“ALC”) is party to that certain Credit Agreement dated as of February 18, 2011 (as amended by Amendment No. 1 thereto, dated as of May 18, 2012, Waiver and Amendment No. 2 thereto, dated as of August 1, 2012, and Waiver and Amendment No. 3 thereto, dated as of December 31, 2012, the “Credit Agreement”) among ALC, the lenders party thereto (collectively, the “Lenders” and, individually, a “Lender”), and U.S. Bank National Association, in its separate capacities as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders, as swingline lender, and as a letter of credit issuer (in such capacity, the “L/C Issuer”).

On June 28, 2013, ALC entered into Waiver & Amendment No. 4 to the Credit Agreement (the “Amendment”) with the Lenders and the Administrative Agent. The Amendment became effective on June 30, 2013 in accordance with its terms. Pursuant to the Amendment, the Lenders waived any noncompliance with Section 5.2 of the Credit Agreement (Minimum Consolidated Fixed Charge Coverage Ratio) which occurs on or before August 2, 2013.

In addition, the Amendment includes the following terms, among others:

•
The Administrative Agent will no longer release any mortgage (i) which was granted to the Administrative Agent on any mortgaged property after December 31, 2012, (ii) which is no longer an eligible mortgaged property and (iii) which has been replaced by mortgages on one or more additional mortgaged properties.

•	The default rate of interest under the Credit Agreement is now 4% per annum (rather than 2% per annum) in excess of the interest rate applicable to the obligations owing under the Credit Agreement.

•
ALC will deliver to the Administrative Agent, within 45 days after the end of each of the first eleven monthly periods of each fiscal year of ALC, a report detailing any extraordinary, unusual, special, one-time or non-recurring expenses or charges paid or incurred (i) in the prior month and (ii) in the fiscal year to date, with the first such report to be delivered for the period ended June 2013.

•	ALC will use its commercially reasonably efforts to provide a 13-week cash flow forecast to the Administrative Agent each week.

•
Each week, representatives from each of the Administrative Agent and ALC will meet to provide an update of the regulatory approval process and the overall status of the Agreement and Plan of Merger, dated as of February 25, 2013, among Aid Holdings, LLC, Aid Merger Sub, LLC and ALC (the “Merger Agreement”).

•
ALC will obtain additional liquidity in the aggregate amount of $15 million, whether pursuant to sales of unencumbered assets, additional credit facilities, or otherwise, on or before August 2, 2013 (rather than on or before July 2, 2013).

•
The occurrence of either of the following will constitute an Event of Default under the Credit Agreement: (i) ALC failing, on or before August 2, 2013, to indefeasibly pay in full all obligations owing under the Credit Agreement and cash collateralize or otherwise provide for all outstanding letters of credit in a manner in form and substance reasonably acceptable to the L/C Issuer or (ii) the Merger Agreement is terminated for any reason or any party to the Merger Agreement gives a written notice of termination of the Merger Agreement to the other parties, in either case prior to the closing thereof.

•
If, on or before August 2, 2013, ALC has not indefeasibly paid in full all obligations owing under the Credit Agreement and cash collateralized or otherwise provided for all outstanding letters of credit in a manner in form and substance reasonably acceptable to the L/C Issuer, ALC will pay a fee of $250,000 pro rata to the Lenders party to the Amendment.

•
ALC will release U.S. Bank National Association, each Lender, each letter of credit issuer and certain other releasees from any and all claims of ALC related to the Credit Agreement and other related loan documents arising on or before the date of the Amendment.

•	ALC will pay all fees incurred by the Administrative Agent or the Lenders in connection with the Amendment.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained in Item 1.01 above are hereby incorporated into this Item 2.03 by reference.

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements made herein that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements may be identified by the use of words such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “continuing”, “believe” or “project”, or the negative of those words or other comparable words. Any forward-looking statements included herein are made as of the date hereof only, based on information available to ALC as of the date hereof, and, subject to any applicable law to the contrary, ALC undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are not a guarantee of future performance and are subject to a number of risks, assumptions and uncertainties that could cause ALC’s actual results to differ from those projected in such forward-looking statements. Such risks and uncertainties include: any conditions imposed on the parties in connection with consummation of the transactions contemplated by the Merger Agreement; the ability to obtain regulatory approvals of the transactions contemplated by the Merger Agreement on the proposed terms and schedule; ALC’s ability to maintain relationships with customers, employees or suppliers following the announcement of the Merger Agreement; the ability of the parties to satisfy the conditions to closing of the transactions contemplated by the Merger Agreement; the risk that the transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; the risks that are described from time to time in ALC’s reports filed with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on March 14, 2013, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in other of ALC’s filings with the SEC; and general industry and economic conditions.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits. The following document is furnished herewith as an exhibit to this report:

Exhibit No.	Description
10.1
Amendment & Waiver No. 4 dated as of June 28, 2013 to the Credit Agreement dated as of February 18, 2011 among Assisted Living Concepts, Inc., as borrower, U.S. Bank National Association, as administrative agent and collateral agent, Compass Bank, First Merit Bank, N.A., and Harris N.A., as documentation agents, the Lenders and L/C Issuers party thereto, and U.S. Bank National Association, as sole lead arranger and sole bookrunner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSISTED LIVING CONCEPTS, INC.

By:	/s/ John Buono
Name: John Buono
Title: Senior Vice President, Chief Financial Officer & Treasurer

Date:  July 2, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment & Waiver No. 4 dated as of June 28, 2013 to the Credit Agreement dated as of February 18, 2011 among Assisted Living Concepts, Inc., as borrower, U.S. Bank National Association, as administrative agent and collateral agent, Compass Bank, First Merit Bank, N.A., and Harris N.A., as documentation agents, the Lenders and L/C Issuers party thereto, and U.S. Bank National Association, as sole lead arranger and sole bookrunner.